THE SYMBOL “[****]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. AMENDMENT NO. 11 TO COMMERCIAL EXPLOITATION AGREEMENT

AMENDMENT NO. 11 TO COMMERCIAL EXPLOITATION AGREEMENT This Eleventh Amendment (this “Amendment”), effective as of March 2, 2023 (the “Amendment Effective Date”), amends and modifies the Commercial Exploitation Agreement, entered into by and between Aquestive Therapeutics, Inc. (formerly, MonoSol Rx, LLC) (“Aquestive”), located at 30 Technology Drive, Warren, New Jersey 07059, and Indivior Inc. (formerly, Reckitt Benckiser Pharmaceuticals Inc.) (“Indivior”), located at 10710 Midlothian Turnpike, Suite 125, North Chesterfield, VA 23235 on August 15, 2008 (as amended, the “Agreement”). Any capitalized terms not defined herein shall have the meanings prescribed in the Agreement. WHEREAS the parties desire to amend the Agreement as set forth in this Amendment; NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties intending to be legally bound do hereby agree as follows: 1. Clause 2.1 of the Agreement is deleted in its entirety and replaced with the following: 2.1 This Agreement shall be effective beginning as of the Commencement Date and shall continue, unless earlier terminated by either party in accordance with the provisions of Clause 17, for a period of seven (7) years (the "Initial Term"). The parties acknowledge that, prior to the Amendment Effective Date, the Initial Term has been automatically renewed for continuous successive one (1) year periods. The parties agree to an additional extension of the term of the Agreement for a period of three (3) years expiring on August 16, 2026, unless earlier terminated by either party in accordance with the provisions of Clause 17 (the “2026 Term”). Upon expiration of the 2026 Term, this Agreement shall thereafter automatically renew for successive one (1) year periods (each, a “Renewal Term”) on a continuous basis, unless and until RB delivers to MSX written notice of RB’s intent not to renew the Agreement, which notice must be delivered at least one (1) year prior to the expiration of the 2026 Term or of a Renewal Term (the Initial Term, 2026 Term and any Renewal Terms, are hereinafter collectively referred to as the “Term”). Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not be automatically renewed for any Renewal Term that begins after the expiration date of the last to expire of the Patents, unless both parties mutually agree in writing to renew this Agreement for each such Renewal Term. 2. Clause 11.10 of the Agreement is deleted in its entirety and replaced with the following: 11.10 The Recipient will however be permitted to disclose Confidential Information to those of its officers and employees and/or officers and employees of its Affiliates who are required in the course of their duties to receive and acquire the Confidential Information for the purpose of compliance with this Agreement where such Affiliates and/or employees and/or officers are bound by obligations of confidentiality to the Recipient and/or the relevant Affiliate and are first made aware of the other terms of this Agreement. For the avoidance of doubt, MSX shall not, and shall cause its Affiliates not to, use any Confidential Information of RB to develop, manufacture, market or sell any product other than the Products. MSX shall establish appropriate firewall procedures to segregate activities conducted by or on behalf of it or any of its Affiliates in connection with the development, manufacture, marketing or sale of a product other than the Products (and the personnel conducting such activities) from the activities performed by or on behalf of MSX under this Agreement involving Confidential Information of RB with respect to the Product. The Recipient will be liable to the Discloser for any breach of the terms of this Agreement by such Affiliates or by their employees or officers. 3. Each of the parties agrees that the Cost of Goods Price for the manufacture per pouched single dose of Product shall be increased by $[****], effective as of [****], through and including [****], and by an additional $[****], effective as of [****]. The Cost of Goods Price will remain unchanged thereafter until [****]. 4. Clause 7.14 of the Agreement is deleted in its entirety and replaced with the following: 7.14 Effective January 1, [****] and each January 1 thereafter the annual Price Change shall be [****]. 5. Indivior will make a one-time prepayment equivalent to the forecasted volumes for 2023 multiplied by the increase in the Cost of Goods Price as provided for in Section 3 of this Amendment. For the sake of clarity, the prepayment will be as follows: Line Item Volume Price Increase Total 1st Half 2023 Forecast [****] $[****] $[****] 2nd Half 2023 Forecast [****] An additional $[****] for a total of $[****] $[****] Total Prepayment $[****] The parties agree to review the volumes associated with the prepayment on January 1, 2024. The parties will calculate the underpayment or overpayment associated with this prepayment and determine if an adjustment should be made. A final calculation of the underpayment or overpayment will be agreed upon by January 15, 2024, with final payment made by the appropriate party within sixty (60) days thereafter. 6. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect. IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized representatives, as of the Amendment Effective Date. Aquestive Therapeutics, Inc. Indivior Inc. By: /s/ Daniel Barber Name: Daniel Barber Title: President and Chief Executive Officer By: /s/ Ryan Preblick Name: Ryan Preblick Title: Tresurer